UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 10, 2007
Date of Report (Date of earliest event reported)

SONUS NETWORKS, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-30229	04-3387074
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

7 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886
(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 10, 2007, Sonus Networks, Inc. (the "Company") received a letter from the NASDAQ Stock Market, stating that the Nasdaq Listing and Hearing Review Council has granted the Company an exception to demonstrate compliance with the Nasdaq Global Select Market’s continued listing requirements until June 26, 2007. The Company, accordingly, has until June 26, 2007 to file its restated and delayed financial reports.

A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit relating to Item 8.01 shall be deemed to be furnished, and not filed:

99.1	Press release of Sonus Networks, Inc. dated May 14, 2007 providing an update on Nasdaq listing status.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2007	Sonus Networks, Inc.

	By:	/s/ Charles J. Gray
Charles J. Gray
Vice President and General Counsel

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Exhibit Index

99.1	Press release of Sonus Networks, Inc. dated May 14, 2007 providing an update on Nasdaq listing status.

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